UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2024

Finnovate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Franklin Street

Suite 1702

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 424-253-0908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2024, Finnovate Acquisition Corp. (the “Company”) issued a promissory note (the “Note”) in the aggregate principal amount of up to $259,588 (the “Extension Funds”) to Finnovate Sponsor, L.P., a Delaware limited partnership, the Company’s sponsor (the “Sponsor”), pursuant to which the Extension Funds will be deposited into the Company’s trust account (the “Trust Account”) for the benefit of each outstanding Class A ordinary share of the Company (“Public Share”) that was not redeemed in connection with the extension of the Company’s termination date from November 8, 2024 to May 8, 2025.

The Company will deposit $43,264.60 per month into the Trust Account, which equates to approximately $0.05 per remaining Public Share, for each calendar month (commencing on November 8, 2024 and ending on the 7th day of each subsequent month) until May 8, 2025, or portion thereof, that is needed to complete an initial business combination, for up to an aggregate of $259,588.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination and (b) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 8, 2024, the Company received written notice (the “Notice Letter”) from the Nasdaq Hearings Panel (the “Panel”) indicating that the Panel had determined to delist our securities from The Nasdaq Stock Market LLC (“Nasdaq”) and that trading in the Company’s securities would be suspended at the open of trading on November 12, 2024 due to the Company’s failure to timely satisfy the terms of the Panel’s July 3, 2024 decision (the “Decision”). Pursuant to the terms of the Decision, amongst other things, the Company was required to close its initial business combination (the “Business Combination”) with an operating entity and the combined entity was required to evidence compliance with the criteria for initial listing on Nasdaq, including the applicable holders requirement, by November 4, 2024. On November 6, 2024, the Company notified the Panel that it would not be able to close its Business Combination by the Panel’s November 4, 2024, deadline. Accordingly, the Panel has determined to delist the Company’s securities from Nasdaq as set forth in the Notice Letter.

Following suspension of trading on Nasdaq, the Company’s units, Class A ordinary shares and warrants will be eligible to trade on the OTC Markets under the tickers “FNVUF,” “FNVTF,” and “FNVWF,” respectively. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission after the applicable Nasdaq review and appeal periods have lapsed. The Company is diligently working to complete the Business Combination before the expiration of such appeals period and to effect trading of the post-closing company on Nasdaq as soon as practicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2024, the Company held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the following proposals were considered and acted upon by the shareholders of the Company:

(a) a proposal to amend the Company’s amended and restated memorandum and articles of association, as amended (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from November 8, 2024 to May 8, 2025 (or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion) (the “Articles Extension Proposal”); and

(b) a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary or desirable, at the determination of the Board (the “Adjournment Proposal”).

The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1. Articles Extension Proposal

For	Against	Abstain
5,487,583	558,345	0

Accordingly, the Articles Extension Proposal was approved. As there were sufficient votes at the time of the Meeting to approve the Articles Extension Proposal, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to shareholders at the Meeting.

Shareholders holding 1,383,214 shares of the Company’s Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $16.16 million (approximately $11.68 per share) will be removed from the Trust Account to pay such holders.

The Company filed the Charter Amendment with the Cayman Islands Registrar of Companies on November 8, 2024. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	An Amendment to the Amended and Restated Memorandum and Articles of Association of the Company, as amended
10.1	Promissory Note Issued to Finnovate Sponsor, L.P. dated November 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: November 12, 2024	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer